UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C. 20549
	________________________________________



	FORM 8-K



	CURRENT REPORT
	PURSUANT TO SECTION 13 OR 15(d) OF THE
	SECURITIES EXCHANGE ACT OF 1934


	Date of Report (Date of earliest event reported) April 21, 1997


	THE MONTANA POWER COMPANY
	(Exact name of registrant as specified in its charter)


           Montana	  1-4566	    81-0170530
(State or other jurisdiction	(Commission	(IRS Employer
     of incorporation)	File Number)	Identification No.)


	40 East Broadway, Butte, Montana 59701
	(Address of principal executive offices) (zip code)

	Registrant's telephone number, including area code (406) 723-5421

	Exhibit Index is found on page 4.


ITEM 5.  Other Events

	First Quarter Net Income

	Net income for the quarter ended March 31, 1997 was 83 cents per share, a 19% increase over the first quarter 1996.

Nonutility earnings increased 11 cents per share due primarily to significantly higher market prices for oil and natural gas in the U.S. and Canada and increased production. Oil production increased nearly 9% due in part to waterflood injection projects initiated in 1996 and a 45% increase in average oil prices. Natural gas sales volumes increased 6% and average natural gas prices increased 32%. These increases and a $2,200,000 gain on property dispositions boosted net income approximately $6,300,000. The decrease in coal prices due to the settlement with Puget Sound Energy was more than offset by increased sales volumes from the Rosebud and Jewett Mines resulting in a slight increase in earnings in coal operations.

Utility earnings for the first quarter increased slightly over 1996 primarily due to increased natural gas revenues resulting from higher rates and customer growth, increased electric power brokering activities and reduced power supply expenses due to the availability of low-cost electricity in the region. These positives were largely offset by reduced retail electric and natural gas volumes sold due to weather 10% warmer than 1996 and costs related to permanent employee reductions.

Net income for the twelve months ended March 31, 1997 was $2.16 compared with $1.02 for the same period last year. The $1.14 increase is principally due to the absence of the writedown of the investment in the Colorado coal mine and its related 1995 operating losses, and the adoption of SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and Assets to be Disposed Of" recorded in the fourth quarter of 1995. Nonutility earnings for the period benefited from the oil and natural gas improvements discussed above, continued growth in earnings from investments in power projects and a gain realized on the partial sale of an independent power investment during the fourth quarter of 1996. These increases were partially offset by decreases in income from coal operations due to reduced sales to the Colstrip plants and the expiration of a coal-supply contract with a Midwestern customer at the end of 1995. Utility earnings remained relatively unchanged as increases from higher rates, customer growth and decreased power supply costs were offset by higher costs associated with permanent employee reductions, property taxes and financing costs.

	For comparative purposes, the following table shows the breakdown of consolidated net income per share by principal business segment.


	      Quarter Ended
	March 31,	March 31,
	   1997	   1996

	Utility Operations	$    0.52	$    0.50
	Nonutility Operations	     0.31	     0.20
		Consolidated	$    0.83	$    0.70


	   Twelve Months Ended
	March 31,	   March 31,
	   1997	   1996

	Utility Operations	$    1.14	$    1.17
	Nonutility Operations	     1.02	    (0.15)
		Consolidated	$    2.16	$    1.02

ITEM 7.	Exhibits

99a	Consolidated Statements of Income for the Quarters Ended March 31, 1997
and 1996 and for the Twelve Months Ended March 31, 1997 and 1996.

99b	Utility Operations Schedule of Revenues and Expenses for the Quarters
Ended March 31, 1997 and 1996 and for the Twelve Months Ended March 31,
1997 and 1996.

99c	Nonutility Operations Schedule of Revenues and Expenses for the Quarters
Ended March 31, 1997 and 1996 and for the Twelve Months Ended March 31,
1997 and 1996.


	Exhibit Index

Exhibit	Page

99a	Consolidated Statement of Income for the Quarters Ended
March 31, 1997 and 1996 and for the Twelve Months Ended
March 31, 1997 and 1996.  	 5

99b	Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended March 31, 1997 and 1996 and for the Twelve
Months Ended March 31, 1997 and 1996.	 6

99c	Nonutility Operations Schedule of Revenues and Expenses for
the Quarters Ended March 31, 1997 and 1996 and for the Twelve
Months Ended March 31, 1997 and 1996.	7-8


CONSOLIDATED STATEMENT OF INCOME	Exhibit 99a
The Montana Power Company and Subsidiaries

		   Quarter Ended	Twelve Months Ended
		      March 31,		     March 31,
		  1997	  1996	  1997	  1996
		          Thousands of Dollars
REVENUES		$ 281,052	$ 264,405	$ 989,855	$ 955,332

EXPENSES:
	Operations		  104,342	  109,470	  378,6651	  416,139
	Maintenance		   17,964	   11,654	   71,700	   64,600
	Selling, general and administrative		   27,123	   24,484	  113,783	   98,820
	Taxes other than income taxes		   25,298	   22,680	   90,521	   90,618
	Depreciation, depletion and amortization		   22,956	   20,755	   90,945	   85,038
	Writedowns of long-lived assets								   74,297
					  197,683	  189,043	  745,610	  829,512

	INCOME FROM OPERATIONS		   83,369	   75,362	  244,245	  125,820

INTEREST EXPENSE AND OTHER INCOME:
	Interest		   12,563	   11,986	   49,347	   44,687
	Other (income) deductions - net		   (4,817)	     (741)	   (7,969)	   (9,887)
	    7,746	   11,245	   41,378	   34,800

INCOME TAXES		   28,045	   23,802	   76,218	   28,100

NET INCOME		   47,578	   40,315	  126,649	   62,920
DIVIDENDS ON PREFERRED STOCK		    2,296	    1,807	    8,847	    7,227

NET INCOME AVAILABLE FOR COMMON STOCK		$  45,282	$  38,508	$ 117,802	$  55,693

AVERAGE NUMBER OF COMMON SHARES
	OUTSTANDING (000)		   54,634	   54,639	   54,632	   54,346

NET INCOME PER SHARE OF COMMON STOCK		$    0.83	$    0.70	$    2.16	$    1.02


UTILITY OPERATIONS	Exhibit 99b

		   Quarter Ended	Twelve Months Ended
		      March 31,		     March 31,
		  1997	  1996	  1997	  1996
		          Thousands of Dollars
ELECTRIC UTILITY:

REVENUES:
	Revenues		$ 121,690	$ 119,887	$ 431,974	$ 424,702
	Intersegment revenues		    1,337	    2,028	    5,102	    6,268
					  123,027	  121,915	  437,076	  430,970

EXPENSES:
	Power supply		   35,566	   41,746	  130,637	  154,639
	Transmission and distribution		    7,975	    7,459	   30,779	   27,945
	Selling, general and administrative		   14,205	   11,313	   54,983	   41,198
	Taxes other than incomes taxes		   12,979	   11,938	   47,232	   43,635
	Depreciation and amortization		   13,214	   11,547	   50,146	   43,433
					   83,939	   84,003	  313,777	  310,850

 	INCOME FROM ELECTRIC OPERATIONS		   39,088	   37,912	  123,299	  120,120

NATURAL GAS UTILITY:

REVENUES:
	Revenues (other than gas supply cost revenues)		   40,228	   37,888	  110,122	   99,248
	Gas supply cost revenues		    6,852	   10,076	   17,522	   22,839
	Intersegment revenues		      233	      207	      675	      701
					   47,313	   48,171	  128,319	  122,788


EXPENSES:
	Gas supply costs		    6,852	   10,076	   17,522	   22,839
	Other production, gathering and exploration		    2,467	    2,366	    9,436	    9,397
	Transmission and distribution		    2,876	    3,070	   11,517	   11,423
	Selling, general and administrative		    4,757	    4,348	   19,093	   17,121
	Taxes other than income taxes		    4,309	    4,012	   16,019	   15,308
	Depreciation, depletion and amortization		    3,256	    2,931	   12,474	   11,026
					   24,517	   26,803	   86,061	   87,114

	INCOME FROM GAS OPERATIONS		   22,796	   21,368	   42,258	   35,674

INTEREST EXPENSE AND OTHER INCOME:
	Interest		   12,138	   11,740	   47,061	   44,676
	Other (income) deductions - net		     (755)	     (495)	     (662)	   (3,826)
					   11,383	   11,245	   46,399	   40,850

INCOME BEFORE INCOME TAXES		   50,501	   48,035	  119,158	  114,944

INCOME TAXES		   20,209	   19,027	   47,869	   43,713

UTILITY NET INCOME		$  30,292	$  29,008	$  71,289	$  71,231

NONUTILTY OPERATIONS	Exhibit 99c

	   Quarter Ended	Twelve Months Ended
	      March 31,		     March 31,
	  1997	  1996	  1997	  1996
	          Thousands of Dollars
COAL:

REVENUES:
	Revenues		$  42,574	$  38,390	$ 168,085	$ 192,757
	Intersegment revenues		    7,876	    8,197	   31,127	   33,559
					   50,450	   46,587	  199,212	  226,316

EXPENSES:
	Operations and maintenance		   29,708	   27,536	  118,031	  142,245
	Selling, general and administrative		    4,611	    5,135	   20,849	   25,532
	Taxes other than income taxes		    5,819	    5,375	   21,327	   27,045
	Depreciation, depletion and amortization		    1,494	    1,143	    6,004	    8,587
	Writedowns of long-lived assets		         	         	         	   55,103
				   41,632	   39,189	  166,211	  258,512

 	INCOME (LOSS) FROM COAL OPERATIONS		    8,818	    7,398	   33,001	  (32,196)

OIL AND NATURAL GAS:

REVENUES:
	Revenues		   42,356	   29,063	  137,846	  105,824
	Intersegment revenues		      106	       99	      279	      375
					   42,462	   29,162	  138,125	  106,199

EXPENSES:
	Operations and maintenance		   24,469	   17,649	   83,795	   65,313
	Selling, general and administrative		    2,250	    2,426	    9,976	    9,503
	Taxes other than income taxes		    1,560	      834	    3,657	    2,537
	Depreciation, depletion and amortization		    4,300	    3,953	   17,427	   17,033
	Writedowns of long-lived assets		         	         	         	   19,194
					   32,579	   24,862	  114,855	  113,580

	INCOME (LOSS) FROM OIL AND NATURAL GAS
		OPERATIONS		    9,883	    4,300	   23,270	   (7,381)

INDPENDENT POWER GROUP:

REVENUES:
	Revenues		   17,198	   19,717	   72,803	   78,788
	Earnings from unconsolidated investments		    3,025	    2,709	   21,490	    4,154
	Intersegment revenues		      817	       69	    2,174	      530
					   21,040	   22,495	   96,467	   83,472

EXPENSES:
	Operations and maintenance		   15,904	   16,612	   63,566	   67,636
	Selling, general and administrative		    1,089	      822	    5,490	    3,565
	Taxes other than income taxes		      495	      431	    1,847	    1,741
	Depreciation, depletion and amortization		      305	      784	    3,314	    3,221
					   17,793	   18,649	   74,217	   76,163

	INCOME FROM INDEPENDENT POWER OPERATIONS		$   3,247	$   3,846	$  22,250	$   7,309



NONUTILITY OPERATIONS	Exhibit 99c

	  Quarter Ended	Twelve Months Ended
	     March 31,		     March 31,
	  1997	  1996	  1997  	  1996
	          Thousands of Dollars
TELECOMMUNICATIONS:

REVENUES:
	Revenues		$  7,004	$  6,315	$ 28,030	$ 23,751
	Intersegment revenues		     181	        	     614	     377
					   7,185	   6,315	  28,644	  24,128

EXPENSES:
	Operations and maintenance		   4,835	   4,164	  18,987	  15,732
	Selling, general and administrative		   1,635	   1,295	   5,839	   4,888
	Taxes other than income taxes		     136	      91	     437	     354
	Depreciation, depletion and amortization		     254	     223	     942	     840
				   6,860	   5,773	  26,205	  21,814

 	INCOME FROM TELECOMMUNICATIONS OPERATIONS	       325	     542	   2,439	   2,314

OTHER OPERATIONS:

REVENUES:
	Revenues		     162	     235	   1,112	   2,409
	Intersegment revenues		     290	     136	     936	     549
					     452	     371	   2,048	   2,958

EXPENSES:
	Operations and maintenance		   1,698	     264	   2,640	   1,466
	Selling, general and administrative		    (590)	     (64)	   1,043	     609
	Depreciation, depletion and amortization		     133	     174	     638	     900
				   1,241	     374	   4,321	   2,975

INCOME (LOSS) FROM OTHER GAS OPERATIONS		    (789)	      (3)	  (2,273)	     (17)

INTEREST EXPENSE AND OTHER INCOME:
	Interest		   1,112	     929	   4,993	   3,075
	Other (income) deductions - net		  (4,750)	    (929)	 (10,014)	  (9,122)
					  (3,638)	       0	  (5,021)	  (6,047)

INCOME (LOSS) BEFORE INCOME TAXES		  25,122	  16,083	  83,708	 (23,924)

INCOME TAXES		   7,836	   4,776	  28,348	 (15,613)

NONUTILITY NET INCOME (LOSS)		$ 17,286	$ 11,307	$ 55,360	$ (8,311)


	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	    THE MONTANA POWER COMPANY
	          (Registrant)

	By /s/ J. P. Pederson
		J. P. Pederson
	   Vice President and Chief
	   Financial and Information
	   Officer

Dated:  April 21, 1997







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